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           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                            TCW GALILEO FUNDS, INC.
                              Dated March 1, 1999



     The section titled "Directors and Officers of the Company" beginning on page 39 is hereby amended to add the following persons as directors:
                             ---

     Alvin R. Albe, Jr.*, 45, has been a director of the Company since May 1999. Mr. Albe is President of the Company, President and a director of the Adviser and Executive Vice President and a Director of TCW Asset Management Company and Trust Company of the West. Mr. Albe is also Executive Vice President of the TCW Group, Inc. Prior to joining The TCW Group, Inc. and its affiliates and subsidiaries ("TCW") in 1991, Mr. Albe was President of Oakmont Corporation, a privately held corporation which administers and manages assets for several families and individuals.

     Matthew K. Fong, 45, has been a director of the Company since April 1999. Since 1999 Mr. Fong has been Of Counsel to the Los Angeles based law firm of Sheppard, Mullin, Richter & Hamilton. From 1995 to 1998, Mr. Fong served as State Treasurer for the State of California. From 1991 to 1994, Mr. Fong was Vice Chairman of the California State Board of Equalization, California's elected tax agency. Mr. Fong is a director of ESS Technology, Inc. and American National Title and serves as a Regent of Pepperdine University and the Los Angeles Children's Hospital. Mr. Fong is also a Lt. Colonel in the U.S. Air Force Reserves.


July 21, 1999







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    *Director who may be deemed to be an "interested person" of the Company as defined in the 1940 Act. Mr. Albe is an officer of the Company and also its Adviser.